Stock Pledge, Escrow and Security Agreement dated October 23, 2006 for the benefit Bergen Regional Community Blood Services.
EX-10.92

STOCK PLEDGE, ESCROW AND SECURITY AGREEMENT

THIS STOCK PLEDGE, ESCROW AND SECURITY AGREEMENT (this “Agreement”) is made as of the ___ day of October, 2006 by CORD BLOOD AMERICA, INC., a California corporation having its principal office at 9000 W. Sunset Boulevard, Suite 400, Los Angeles, California 90069 (the “Pledgor”), to BERGEN COMMUNITY REGIONAL BLOOD CENTER, a New Jersey nonprofit corporation d/b/a Community Blood Services having its principal office at 800 Kinderkamack Road, Oradell, New Jersey 07649 (the “Secured Party”).

R E C I T A L S:

A.

Pursuant to and as evidenced by that certain Promissory Note dated as of the date hereof executed by Pledgor and Cord Blood Partners, Inc. (together with Pledgor, “Borrower”) in favor of Secured Party in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “Note” and, collectively with any and all documents executed in connection therewith, the “Loan Documents”) Secured Party has made or will make a loan (the “Loan”) to Borrower in the principal amount of the Note.

B.

As security for the Borrower’s obligations under the Note and the other Loan Documents, Pledgor has agreed to deliver this Agreement and to pledge, assign and hypothecate to Secured Party five million (5,000,000) shares of the capital stock of Pledgor (the “Pledged Shares”) pursuant to the terms and conditions hereof.  The Pledged Shares are represented by stock certificates (the “Stock Certificates”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

1.

Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Stock Pledge, Escrow and Security Agreement, as the same, from time to time, may be amended, restated, replaced, extended, supplemented or otherwise modified.

“Escrow Agent” means Cole, Schotz, Meisel, Forman & Leonard, P.A., counsel to Secured Party.

“Event of Default” has the meaning set forth in Section 15 of this Agreement.

“Governmental Authority” means each of any foreign government, the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission, court or other instrumentality of any of them, now existing or subsequently created.

“Legal Requirements” means all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and similar requirements of every Governmental Authority, and all covenants, restrictions and conditions which now or later may be applicable to Pledgor or the Pledged Shares.

“Lien” means any mortgage, pledge, assignment, hypothecation, security interest, encumbrance, lien, charge or deposit arrangement or other arrangement having the practical effect of the foregoing.

“Person” shall mean any individual, partnership, limited liability company, firm, corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

“Pledgor” has the meaning set forth in the preamble hereto.

“Proceeds” means all “proceeds” as such term is defined in Section 9-306(1) of the UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto.

“Secured Party” has the meaning set forth in the preamble hereto.

“UCC” means the Uniform Commercial Code from time to time in effect in the State of New Jersey.

2.

Pledge and Grant of Security Interest.  Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to the Escrow Agent, and grants to Secured Party a lien on and security interest in the Pledged Shares and all Proceeds thereof, together with the Stock Certificates and appropriate undated stock powers (the “Stock Powers”) duly executed in blank by Pledgor, as collateral security for the due and punctual payment and performance of all amounts payable, obligations and liabilities, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising under, out of, or in connection with the Guaranty, the Note, the Loan Documents, this Agreement and any other  agreements, contracts, writings, undertakings or obligations executed in connection therewith, as the same, from time to time, may be amended, restated, replaced, extended, supplemented or otherwise modified (each of the foregoing obligations being collectively referred to as the “Obligations”).

3.

Escrow.

(a)

The Stock Certificates and the undated Stock Power shall be delivered simultaneously herewith to Escrow Agent, and shall remain in escrow until all of Pledgor’s Obligations under the Guaranty and this Agreement, and all of the Borrower’s obligations under the Note and the other Loan Documents have been performed in full, at which time Pledgor shall notify Escrow Agent in writing that (i) the Pledgor has satisfied all of its obligations under the Guaranty, (ii) the Borrower has satisfied all of its obligations under the Note and the other Loan Documents, (iii) the pledge hereunder should be terminated, and (iv) the Stock Certificates and undated Stock Power should be returned to Pledgor.  Upon receipt of such notice, Escrow Agent, without any obligation to determine whether all obligations due under the Guaranty or all payments due under the Note and the other Loan Documents were made, shall notify Secured Party that it is prepared to deliver the Stock Certificates and related Stock Power to the Pledgor.  If the Secured Party objects to such delivery, it shall give notice (the “Objection Notice”) to the Escrow Agent and Pledgor within thirty (30) days after receiving the aforesaid notice of the Escrow Agent.

(b)

If the Escrow Agent does not receive an Objection Notice from the Secured Party within the aforesaid thirty (30) day period, the Escrow Agent shall, without further instructions, deliver the Stock Certificates and related Stock Power to Pledgor.

(c)

If the Escrow Agent receives an Objection Notice from the Secured Party within such thirty (30) day period, then the Escrow Agent shall retain the Stock Certificates and related Stock Power in escrow until it shall have received either of the following:

(i)

written instructions signed by Pledgor and Secured Party setting forth to whom the Stock Certificates and related Stock Power shall be delivered; or

(ii)

a final order of a court of competent jurisdiction setting forth to whom the Stock Certificates and related Stock Power shall be delivered.

4.

Rights and Responsibilities of Escrow Agent.  The acceptance by Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement agree shall govern and control with respect to Escrow Agent’s rights, duties, liabilities and immunities:

(a)

Escrow Agent shall be under no duty or responsibility to make any inquiry or investigation as to the accuracy or adequacy, and shall be entitled to assume conclusively, the correctness and completeness of any and all information given in any document or notice received by Escrow Agent from the parties to this Agreement.

(b)

Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, excepting only its gross negligence or intentional and deliberate misconduct.

(c)

The Escrow Agent may consult with, and obtain advice from, counsel in the event of any bona fide question as to any of the provisions hereof or its duties hereunder, and shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel.

(d)

The Escrow Agent shall not in any way be bound or affected by any notice of modification or cancellation of this Agreement unless notice thereof is given to the Escrow Agent by the Pledgor and the Secured Party; nor shall the Escrow Agent be bound by any modification of its obligations hereunder unless the same shall be consented to by the Escrow Agent in writing.  The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of a court issuing any judgment or order.

(e)

The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine, and the Escrow Agent may assume that any person purporting to give any notice of receipt of advice or make any statement in connection with the provisions hereof has been duly authorized to do so.

(f)

This Agreement sets forth among other things, the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  Except as otherwise expressly provided herein, the Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement with respect to the subject matter hereof.

(g)

Except with respect to claims based upon the Escrow Agent’s intentional and deliberate misconduct or gross negligence, Pledgor and Secured Party shall indemnify and hold harmless the Escrow Agent from and against any claims arising out of or in connection with this Agreement, such indemnification to include all reasonable costs and expenses incurred by the Escrow Agent, including but not limited to reasonable attorney’s fees, and the payment thereof shall be borne one-half (½) by Pledgor and one-half (½) by Secured Party.

(h)

In the event of any disagreement between the parties to this Agreement, or between them or any one of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow hereunder, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by written agreement executed by both of the parties hereto.

5.

Resignation and Termination of Escrow Agent.  Escrow Agent may at any time be removed by the unanimous agreement of the Pledgor and Secured Party.  Escrow Agent may at any time resign hereunder by giving at least ten (10) days’ prior written notice thereof to all of the other parties hereto, which resignation shall become effective at the end of such ten (10) day period; provided a new escrow agent has been appointed by Pledgor and the Secured Party.  Upon the effective date of such resignation, the Stock Certificates and the Stock Power shall be delivered to the new escrow agent.  Upon actual receipt thereof by the new Escrow Agent, all obligations of Escrow Agent hereunder shall cease and terminate.

6.

Escrow Agent as Counsel.  Pledgor acknowledges that Escrow Agent has acted as legal counsel to the Secured Party in connection with the Note, the Guaranty, the Loan Documents, and the transactions contemplated in connection therewith, is merely acting as a stakeholder under this Agreement and is, therefore, hereby authorized to continue acting as such including, without limitation, with regard to any dispute or controversy arising out of this Agreement, the Note, the Guaranty, the other Loan Documents, any of the documents executed contemporaneously therewith, the transactions contemplated thereby, the Pledged Shares or any other matter.

7.

Execution by Escrow Agent.  The execution of this Agreement by Escrow Agent shall evidence its acceptance and agreement to the terms hereof.

8.

Intentionally omitted.

9.

Dividends and Voting Rights.

(a)

Pledgor shall have the right, until the occurrence of an Event of Default, to retain all dividends or other distributions on or with respect to the Pledged Shares.  Pledgor agrees that upon the occurrence of an Event of Default, Secured Party shall be entitled to receive and Pledgor shall deliver to Secured Party forthwith, to be held by Secured Party as part of the Pledged Shares under and subject to the terms of this Agreement, all cash dividends or other distributions received by Pledgor and paid or distributed upon the Pledged Shares and all securities received in addition to or in exchange for the Pledged Shares in the exact amount and form received (to the extent permitted by law) with Pledgor’s endorsement when necessary.  Any of the foregoing which are received by Pledgor after the occurrence of an Event of Default shall be held in trust for the Secured Party and shall upon receipt thereof be promptly forwarded by Pledgor to the Secured Party.

(b)

So long as no Event of Default has occurred, the Pledged Shares will remain registered in the name of the Pledgor, and the Pledgor shall be entitled to exercise any voting rights with respect to the Pledged Shares.  Upon the occurrence of an Event of Default, the Secured Party may cause the Pledged Shares to be registered in the name of the Secured Party or its broker, agent or nominee and may exercise all voting rights with respect to the Pledged Shares, and Pledgor shall promptly deliver to Secured Party all notices, proxy statements, proxies and other instruments and information it may receive with respect to the exercise of such voting rights and shall execute and deliver to Secured Party such proxies and other instruments as Secured Party shall request in order to validly exercise such voting rights.

10.

Exculpation.  Secured Party shall have no obligation or liability whatsoever by reason of or arising out of the Pledgor’s making of this Agreement. Nothing contained in this Agreement shall be construed or interpreted (i) to transfer to Secured Party any of the rights and obligations of a shareholder of the Pledgor other than the rights of collateral security in and to the Pledged Shares, or (ii) to constitute Secured Party as a shareholder of the Pledgor provided that such limitation, in no manner, shall otherwise limit the rights of Secured Party granted under this Agreement.  This Agreement shall not be construed as constituting a current conveyance, but rather as creating a security interest in the Pledged Shares.

11.

Rights of Secured Party, Limitation on Duties Regarding the Pledged Shares.  Secured Party shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall Secured Party be under any obligation to take any action whatsoever with regard thereto.

12.

Representations and Warranties of Pledgor.  Pledgor represents and warrants to Secured Party as follows:

(a)

Pledgor is the sole legal, record and beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no Lien, option or other interest.

(b)

Pledgor has all requisite power and authority to enter into this Agreement, to pledge the Pledged Shares for the purposes described herein to carry out the transactions contemplated hereby, and the execution, delivery and performance by Pledgor of this Agreement will not constitute a violation of, or default under any agreement, license, indenture or other instrument, or judgment, decree, order or writ of any Governmental Authority, applicable to Pledgor.

(c)

No security agreements or any other Lien instruments have been executed and delivered, and no financing statements or any other notice of any Lien have been filed in any jurisdiction, granting or purporting to grant a security interest in or create a Lien on the Pledged Shares to any party other than Secured Party.

(d)

The Pledged Shares are duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with all applicable laws.

(e)

All corporate or Governmental Authority authorizations, permits, approvals, consents or notifications which may be required in connection with this Agreement, the valid execution and delivery of this Agreement, and the carrying out or performance of any of the activities or transaction required or contemplated hereunder, have been obtained or filed and remain in full force and effect.

(f)

There is no action, suit or proceeding pending, or to the knowledge of Pledgor, threatened before any court or governmental or administrative body or agency which may reasonably be expected to result in a material adverse change in the assets or properties or in the condition, financial or otherwise, of Pledgor, or impair the ability of Pledgor to perform its obligations under this Agreement.  Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or any governmental or administrative body or agency.

(g)

Pledgor is in compliance with all laws applicable to it.

13.

Covenants of Pledgor.  Pledgor hereby covenants and agrees as follows:

(a)

Pledgor shall defend Secured Party’s right, title and security interest in and to the Pledged Shares and the Proceeds thereof against the claims and demands of all Persons whomsoever.

(b)

Pledgor shall not sell, lease, assign, transfer, convey or otherwise dispose of, all or any part of Pledgor’s right, title or interest in any way in the Pledged Shares and will not create, incur, or encumber or permit to exist on or with respect to, all or any part of Pledgor’s right, title and interest in the Pledged Shares, any Lien, or attempt any of the foregoing.

(c)

Pledgor shall keep and maintain at its current principal place of business satisfactory and complete records of the Pledged Shares including, without limitation, a record of all dividends and distributions made with respect to the Pledged Shares.  Pledgor shall maintain the entries in its books and records pertaining to the Pledged Shares which evidence the security interest granted by this Agreement.  Secured Party, its agents and representatives, shall be granted access to, and the right to photocopy, such books and records maintained with respect to the Pledged Shares at all reasonable times on reasonable notice to Pledgor.

(d)

Pledgor shall do or cause to be done all things commercially and reasonably necessary to preserve and keep its existence in full force and effect and to remain qualified and licensed as necessary for the conduct of its continued ownership and operations.

(e)

For so long as the Obligations are outstanding, the Pledgor shall not change its executive management without the consent of the Secured Party.

(f)

Issuance of Additional Pledged Shares.

(i)

For so long as the Obligations are outstanding, if at any time the value of the Pledged Shares, calculated by reference to the average daily closing price per share over any consecutive ten (10) day period, as such price is set forth on the NASDAQ OTC Bulletin Board or any similar national market quotation service on which the common stock of Pledgor is quoted, is less than ninety percent (90%) of the value of the Pledged Shares as of the date hereof, Secured Party shall have the right, by providing written notice to Pledgor, to require that Pledgor issue to Secured Party, as additional Pledged Shares, a number of additional shares of the common stock of Pledgor such that the value of the Pledged Shares (immediately following such issuance) is equal to the value of the Pledged Shares as of the date hereof.

(ii)

Pledgor agrees that, within fifteen (15) days of its receipt of notice from Secured Party pursuant to this Section 13(f), it shall deliver to Escrow Agent a stock certificate representing the additional Pledged Shares (which may bear a Rule 144 legend and be subject to trading restrictions in the same manner as the original Pledged Shares) to be issued pursuant to this Section 13(f), to be held as a Stock Certificate in accordance with the escrow provisions of this Agreement.

(iii)

Pledgor further agrees that it shall take any and all additional actions as may be necessary to permit the issuance of additional Pledged Shares in accordance with the provisions of this Section 13(f), including, without limitation, securing the consent of its board of directors to such issuance, amending its certificate of incorporation to increase the authorized shares of Pledgor, and making such filings with the United States Securities and Exchange Commission or other governmental or regulatory authority as are necessitated by such issuance.

14.

Financing Statements.

(a)

The Pledgor agrees that from time to time, at Pledgor’s own expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Secured Party may reasonably request including, without limitation, the filing of one or more financing statements (and any amendments or continuations thereof) without the signature of the Pledgor to the extent permitted by law, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Pledged Shares.

(b)

The Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements and amendments thereto, relative to the Pledged Shares.  A carbon, photographic, facsimile or other reproduction of this Agreement or any financing statement covering the Pledged Shares or any part thereof shall be sufficient as a financing statement where permitted by law.

15.

Events of Default; Remedies.

(a)

The following events shall constitute an “Event of Default” hereunder: (i) an Event of Default under the Note which is not cured in accordance with the cure provisions set forth therein, (ii) an Event of Default under this Agreement or any other Loan Document delivered in connection with the Note which is not cured in accordance with the cure provisions, if any, set forth therein, (iii) any breach by Pledgor of any material representation, warranty, covenant or obligation of Pledgor under this Agreement which continues without cure for a period of ten (10) days, which period of time may be extended for a reasonable period of time, not to exceed thirty (30) days in the aggregate, if Pledgor shall have commenced curing such breach prior to the expiration of the aforementioned ten (10) day period, and shall continue to diligently prosecute such efforts to cure within said thirty (30) day period, or (iv) [ANTI-DILUTION REMEDIES AT THRESHOLD TO BE DETERMINED].

(b)

Upon an Event of Default, if Secured Party desires to exercise its rights in and to the Pledged Shares, then Secured Party shall give written notice (the “Default Notice”) to the Escrow Agent and Pledgor, stating that an Event of Default has occurred under this Agreement, specifying the same and requesting the Escrow Agent to deliver the Stock Certificates and the Stock Power to the Secured Party.

(c)

If, within ten (10) days after the giving of the Default Notice, Pledgor has not given the Escrow Agent and the Secured Party written notice (the “Counter-Notice”) that the Event of Default alleged to have occurred (i) did not occur, or (ii) has been cured, then the Escrow Agent, without further instructions from any party hereto, shall deliver the Pledged Shares and the Stock Power to the Secured Party.

(d)

If the Escrow Agent shall receive a Counter-Notice from Pledgor within such ten (10) day period, then the Escrow Agent shall retain the Stock Certificates and the Stock Power until it shall have received either of the following:

(i)

written instructions signed by Pledgor and Secured Party setting forth to whom the Stock Certificates and the Stock Power shall be delivered; or

(ii)

a final order of a court of competent jurisdiction setting forth to whom the Stock Certificates and the Stock Power shall be delivered.

(e)

Upon receipt by the Secured Party of the Stock Certificates and the Stock Power in accordance with sub-paragraph (c) above, the Secured Party may, with notice to or assent of Pledgor, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are expressly waived, to the extent permitted by applicable law), forthwith hold, collect, receive, appropriate and realize upon the Pledged Shares or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Shares or any part thereof, in one or more parcels at public or private sale or sales, in a commercially reasonable manner at any exchange, broker’s board or any of Secured Party’s offices or elsewhere upon such terms and conditions as it may deem commercially advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Secured Party or Secured Party’s nominee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Shares so sold, free from all rights of redemption, stay and/or appraisal which the Pledgor may now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted, which, to the extent permitted by law, is hereby waived and released by Pledgor effective on the tenth (10th) day following Pledgor’s receipt of notice of such sale (as hereafter provided).  In case of any sale, the Secured Party may first deduct all expenses of collection, sale and delivery of the Pledged Shares sold and any expenses incidental thereto including, but not limited to, reasonable attorneys’ fees and disbursements, sales commissions, transfer fees and taxes, and may then hold or apply the residue to the payment of the outstanding principal balance and all accrued and unpaid interest and other fees and charges due and payable under the Note and the Loan Documents, and shall return the surplus, if any, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may direct.  Any sale conducted upon the foregoing terms or by any method of sale shall be deemed commercially reasonable.  The Pledgor agrees that the Secured Party shall have the right to continue to retain the Pledged Shares and shall not be liable for any loss in the value of the security by reason of any such retention of the Pledged Shares by the Secured Party.  If any consent, approval or authorization by any federal, state, local or other Governmental Authority, department or agency should be necessary to effect any sale or other disposition of the Pledged Shares, the Pledgor agrees to execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will use its best efforts to secure the same. Secured Party shall provide Pledgor with ten (10) days’ notice of the time and place of any public sale or of the time after which such a private sale may take place, and Pledgor agrees that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, Secured Party shall have all the rights and remedies of a secured party under the UCC.  In the event of the delivery of the Pledged Shares to Secured Party, Secured Party shall retain all payments theretofore made by the Borrower on account of the Note, and the other Loan Documents.

(f)

Secured Party shall not, under any circumstances, or in any event whatsovever, have any liability for any error, omission or delay of any kind occurring in the settlement of and/or collection or payment for, the Pledged Shares provided the foregoing did not arise as a result of fraud, willful misconduct or gross negligence.

(g)

The rights and remedies provided in this Agreement, the Note, the Loan Documents, the Guaranty and in any other agreements, instruments and documents delivered in connection herewith or therewith are cumulative and are in addition to, and not exclusive of, any other rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the UCC.

16.

Further Assurances.  Pledgor further agrees that, at any time and from time to time, upon written request of Secured Party, Pledgor will execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request in order to effect the purposes of this Agreement, including, without limitation, the pledging of any substitute collateral, and the pledging of any Note or other instrument evidencing the Pledged Shares and the filing of any financing or continuation statement without the signature of Pledgor, to the extent permitted by law.

17.

Payment of Expenses.  In the event of any misrepresentation, breach of warranty or representation, or nonfulfillment of any agreement or covenant on the part of a party hereto (the “Breaching Party”),

the Breaching Party shall pay to the other party hereto (the “Non-Breaching Party”), immediately upon demand therefor, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by the Non-Breaching Party in connection with such misrepresentation, breach, or nonfulfillment.

18.

Severability: Paragraph Headings.

(a)

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)

The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

19.

No Waiver; Cumulative Remedies: Multiple Security.

(a)

Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth.  A waiver by Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

(b)

Pledgor agrees that if Secured Party shall be prosecuting one or more actions against the Pledged Shares, Pledgor waives any objections to such commencement, continuation or exercise, and waives any right to seek to dismiss, stay, remove, transfer or consolidate any action under this Agreement or such other proceedings on such basis.  Neither the commencement nor continuation of any proceedings under this Agreement nor the exercise of any other rights hereunder nor the recovery of any judgment by Secured Party in any such proceedings shall prejudice, limit or preclude Secured Party’s right to commence or continue one or more proceedings or obtain a judgment against any other collateral which directly or indirectly secures the Obligations, and Pledgor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in any such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment in connection with or under this Agreement, and Pledgor also waives any right to seek to dismiss, stay, remove, transfer or consolidate any such other proceedings or any action under this Agreement on such basis.

20.

Amendments: Successors and Assigns.  None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Pledgor, and the duties and responsibilities of the Escrow Agent may not be increased without its consent. This Agreement shall be binding upon Pledgor, its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns.

21.

Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW JERSEY.

22.

Submission to Jurisdiction; Waivers.

(a)

Pledgor hereby irrevocably and unconditionally:

(i)

submits itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts sitting in the State of New Jersey;

(ii)

consents that any such action or proceeding may be brought in such court, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth above; and

(iv)

agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(b)

PLEDGOR AND THE SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AND SECURITY AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

23.

Notices. All notices, requests, demands and other communications (collectively, a “Notice”) given or made pursuant to this Agreement shall be in writing and shall be given by personal delivery, nationally recognized overnight courier (ie., Federal Express), or by registered or certified mail, return receipt requested, postage and fees prepaid, to the following addresses:

If to Pledgor, to the address set forth in the preamble hereto, with a copy to:

Shaub & Williams LLP

12121 Wilshire Blvd., Suite 205

Los Angeles, California 90025

Attn.: Yasmin Mang, Esq.

Fax: (310) 826-8042

If to Secured Party, to the address set forth in the preamble hereto, with a copy to:

Cole, Schotz, Meisel, Forman & Leonard, P.A.

25 Main Street, P.O. Box 800

Hackensack, New Jersey  07602-0800

Attn: Marc P. Press, Esq.

Fax: (201) 678-6214

Any party may change its address for notices by delivering notice thereof to the other party hereunder.  Notices shall be deemed delivered (a) either upon receipt or refusal or five (5) days after mailing as aforesaid or (b) on the date shown on the courier’s receipt.  Notices herewith can be given by counsel or other authorized representatives.

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IN WITNESS WHEREOF, this Stock Pledge, Escrow and Security Agreement is executed as of the day and year first above written.

ATTEST: _____________________________ Name:_____________________ Title:______________________	PLEDGOR: CORD BLOOD AMERICA, INC. By:__________________________ Name: Matthew L. Schissler Title: Chairman & CEO
ESCROW AGENT: _______________________________ Marc P. Press, Esq. on behalf of Cole, Schotz, Meisel, Forman & Leonard, P.A., as Escrow Agent